                           AGREEMENT FOR VOIP SERVICES
                           ---------------------------

THE UNDERSIGNED:

1. DIGITRAD FRANCE SARL, a SOCIETE A RESPONSABILITE LIMITEE, company incorporated under the laws of France, having its offices at sis 473, route des Dolines in Valbonne - Sophia Antipolis - Villantipolis n(degree)6 - BP 142 - 06560, France, registered with the Grasse Registry of Commerce and Companies under the number B 428 685 168 and hereby duly represented for the purposes of this agreement by Mr. Micha BENOLIEL in his quality of "Gerant", duly empowered hereafter also to be referred to as "PROVIDER",
and

2. TELEPLUS GROUP, an company incorporated under the laws of United States, having its offices at 11601 Wilshire Blvd, Suite 2030, Los Angeles, CA hereby duly represented for the purposes of this agreement by Claude Buchert in his quality of Chief Executive Officer, duly empowered hereafter also to be referred to as "CUSTOMER",

Both parties are hereafter also to be referred to as "PARTIES";

TAKING INTO CONSIDERATION THAT:

o Provider provides Voice over Internet which means that it provides software (hereinafter "SOFTPHONE") which transmits voice communication by means of the Internet. (hereinafter "VOIP SERVICE"). Installing this software allows End Customers to communicate with any other End Customer by means of their computers and the Internet access that they arrange for themselves and allows End Customers to make and receive communications from the Public Switched Telephone Network.

o Furthermore, Customer wishes to be allowed the use of Provider numbers for the duration of this Agreement in order for its customer to be able to receive the communications on Provider's VoIP service.

o Customer agrees to develop under his trademark a Customer's VoIP service powered by Provider. Softphone to be downloaded from Customer's Website. Customer intends to integrate Softphone into Customer's Website and to market such Softphone and VoIP Service to End Customers.

o Parties wish to lay down their respective rights and obligations in this Agreement.

HAVE AGREED AS FOLLOWS:


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1.       DEFINITIONS

1.1 The following capitalised terms will have the meaning as set forth hereunder, either in the singular of in the plural form.

         AGREEMENT:                 this agreement and the Exhibits hereto;



         CALL: a transmission path through the internet and the PSTN infrastructure for the conveyance of signals for the purpose of voice telephony services;

         END CUSTOMERS:             the party with whom Customer has entered
                                    into an agreement for the provision of VoIP services;

         EXHIBIT:                   exhibit to this Agreement;

         INCOMING SERVICE:          service consisting of the routing of all
                                    communication that originate on the PSTN and is meant for the telephone numbers used by End Customers, to the VOIP-PSTN gateway;

         OUTCOMING                  SERVICE: service consisting of the receiving
                                    of a communication, that originates on the Internet, on the VOIP-PSTN Gateway as well as the transport of the transportation from the VOIP-PSTN gateway to numbers implemented on Provider infrastructure, or implemented on the infrastructure of third parties with whom Provider has entered into an interconnection agreement, for completion of the communication by Provider;

         SOFTPHONE                  means a Provider supplied downloadable
                                    computer software capable of delivering
                                    Service.

         TAB SERVICE means one or more specific areas of real estate within the Softphone which can be clicked by End Customers to browse contents supplied by Provider or Customer.

         PSTN-USER:                 a person who receives the communication on
                                    the Public Switched Telephone Network;

         SERVICE: the services provided by Provider under this Agreement as well as the provision of Provider's telephone numbers to End Customers

         VOIP-PSTN GATEWAY:         the equipment used to provide the electronic
                                    `bridge' from the Internet to the PSTN;

         WORKING DAYS:              Monday to Friday, with the exception of
                                    public holidays in France;

         CUSTOMER'S WEBSITE:        any and all elements and contents of the
                                    website available - amongst other URLs - under the URL WWW.1TC.COM , from which website the Softphone can be downloaded;


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2.       PROVISION OF THE SERVICES

2.1 Company shall provide the Service in accordance with the Service Description attached hereto as Exhibit A.

2.2 The Service shall be put into service within a reasonable period of time, but not later than 45 days, after the date of signing the Agreement or any other date agreed upon by the Parties. Prior to the provision of the Service, Parties shall come to an agreement on tests for the Service based on industry agreed processes and criteria. Upon successful completion of such tests, Provider shall deliver to Customer a `Ready for Service Notification'. Delay in the provision of the Service shall not be taken into account in the event that it is due to the conduction of tests. In any event that the test evidence the existence of anomalies, Provider shall remedy any such defects found in a prompt manner.

2.3 In addition, it is hereby expressly agreed by Customer that it shall, at all times collaborate with Provider in order to enable it to make the Services available at the agreed date and to conduct satisfactory and successful tests.

2.4 The Service shall be maintained by Provider. Faults in the Service shall be restored in accordance with EXHIBIT D.

2.5 In the event that Customer will be required to provide operator assistance, directory enquiry services, Provider will use its best efforts to provide all necessary assistance in order to fulfill these obligations. By entering into this Agreement Customer acknowledge and agree that the Service cannot be used for emergency calling. None of Provider's services carry or support, or intend to carry or support emergency calls.

2.6      Parties shall supply to each other forecasts in accordance with EXHIBIT
         A.

3.       PROVISION OF NUMBERS

3.1 Each of the Parties acknowledges having obtained or undertakes to obtain and to maintain, at any time, any and all authorization (or declaration) necessary to execute its obligations under the Agreement and/or to use the Service.

3.2 Provider will be use its best endeavour to allow the use of Provider's telephone numbers by End Customers, after having received a written request of Customer thereto.

3.3 Parties agree that the use of the telephone numbers by Customers does not constitute any transfer of any property or other rights with regard to the telephone numbers and Customer consequently acknowledges and accepts to follow Provider's instructions in connection with the use of the telephone numbers including but not limited to instruction resulting directly from competent authorities. For the avoidance of doubt, it is hereby clearly agreed that "competent authority" shall be understood as any governmental and/or private entity having legal, regulatory and/or customary competence and authority to draft, edict and enforce laws, rules and/or regulations relating to the activities of Customer's or Provider's activities.


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

3.4 In the event of "under-use" of the telephone numbers resources allocated, Customer irrevocably undertakes that, upon simple written request of Provider, to return the unused resources provided that it has been advised at least thirty days in advance. The expression "under-use" used in this article shall designate allocated telephone numbers which, for a period of at least three (3) months have not been exploited by Customer, i.e., have not received any call over that period.

3.5 In addition, Customer acknowledges and accepts that telephone resources are limited and that Provider shall not be held liable for its inability to provide all or part of the requested telephone numbers.

3.6 Customer will comply with any reasonable instructions given by Provider with regard to the use of the telephone numbers. Customer will comply with the requirements of the relevant national numbering plan.

3.7 Customer will provide information with regard to the use of the telephone numbers, including information with regard to the fulfilment of the requirements of the number plan, as may reasonably be required from time to time by Provider.

3.8 Provider will be its best endeavour to keep Customer regularly informed of the applicable national number plans and the consequences thereof for Customer and its End Customers.

3.9      Provider may terminate the telephone numbers:

         a) by giving three months prior written notice to Customer to take effect at the end of the minimum period or at any time thereafter.

         b) by giving a prior written notice of at least one day, if Provider is forced to do so by an competent authority.

4.       NUMBERPORTABILITY

4.1 If requested by Customer, Provider shall, if possible, use its best endeavours to transfer the telephone numbers that have been given in use to End Customers, to any electronic communications network or service provider. Provider will use all reasonable endeavours to effect such a transfer and as soon as possible taking into account any other provider's lead times.

4.2 In any case, it however specified and agreed that Provider shall solely be under the obligation stated above if the operator to which the telephone number has to be transferred (i) has complied with all relevant and applicable legislation for portability ; (ii) evidences that it is entitled, under the legal provisions applicable to it, that it is entitled to provide the Service ; and (iii) has concluded with Provider a portability agreement.


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

4.3 All costs relating to such portability shall be borne solely by Customer.

5.       EQUIPMENT

5.1 All equipment provided by one Party in connection with this Agreement shall remain the property of that Party. Each Party will comply with any reasonable instruction of the other regarding such equipment. Equipment on the other Party's premises will be kept secure and not interfered with by any person. Upon termination of this Agreement, Parties will ensure access to any relevant site to remove equipment and will make sure that all necessary authorizations to do so are obtained.

5.2 In the event of co-location, parties shall comply with all reasonable requests for access when one Party requires access to the other Party's premises in order to maintain equipment or to ensure the continued provision of the Service.

6.       PROVISION OF INFORMATION

6.1 Each Party will promptly provide, free of charge, any information, including but not limited to information on protocols in use by it, as is reasonably required from time to time by the other Party for the implementation, use or provision of the Service and the telephone numbers allocated to End Customers.

6.2 The provisions of the Agreement and the information, whether written or oral and which are not in the public domain and relating to this contract (hereinafter the "CONFIDENTIAL INFORMATION"), shall be kept confidential and not be disclosed, in whole or in part, to any other person than the managers, directors, employees or representatives of a Party needing to have knowledge of the Confidential Information in order to negotiate, sign and execute this Agreement (collectively the "REPRESENTATIVES"). Said Confidential Information shall not be used for any other means.

6.3 Each Party undertakes to inform its Representatives of the private nature of the Confidential Information and to command these persons to treat these Confidential Information in accordance with the provisions of this Section. The Parties shall be authorized to disclose Confidential Information (i) on order issued by a court or tribunal or by a duly empowered administrative body, (ii) upon request or order of a duly empowered agency, competent authority or regulatory body or in accordance with a regulation of such, (iii) if reasonably necessary in the course of an action raised in application of the Agreement, (iv) to the independent legal counsels or auditors of a Party (v) to the sub-contractors of a Party, and (vi) to any authorized assigned in accordance with the Agreement, provided that the assignee undertakes, in writing, to be bound by the provisions of this article.

6.4 This section shall apply for the entire Term of this Agreement and shall be maintained at its expiry for a three (3) year period.


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

7.       IP ADDRESSES AND GENERAL INFORMATION

7.1 If necessary, Customer shall use reasonable endeavours to provide the IP-addresses and/or other relevant general information of Customers to Provider for the purpose of routing calls, billing each other and agreed administrative use. Provider shall only use such information in accordance with the applicable law. In the event that Customer fails to provide such information to Provider, it is understood and agreed between the Parties that such failure could impact the provision of the Services by Provider and that consequently Provider shall in no case be held liable for any subsequent delay or incapacity to provide the Services.

8.       PRIVACY AND SAFETY

8.1 Provider shall use its best endeavours to guarantee the confidentiality of communications via its Service, with due compliance with the applicable obligations and exceptions laid down by mandatory law and regulation.

8.2 Provider shall process personal and traffic data, which is needed to provide a proper Service, in accordance with the applicable law and regulations. Provider shall take organizational and technical measures it deems, to the best of its knowledge, as relevant and appropriate to protect the personal and traffic data and shall not retain it longer than required in order to provide the Services or as required by applicable law and regulations.

8.3 Provider shall comply with statutory obligations to provide information (including personal and/or traffic data), for example in the context of a criminal investigation.

8.4 Provider guarantees that it will meet its (statutory) obligation to retain and provide traffic data and/or to install wiretapping equipment in order to intercept communication if expressly required to do so by any competent body.

8.5 In the event that a designated competent authority requests Customer to retain and provide traffic data and/or to install wiretapping equipment in order to intercept communication, Provider will provide Customer with all necessary assistance and information in order to meet these requests.

9.       RATES AND CHARGES

9.1 For providing Softphone which enables the End Customer communications, Customer will pay Provider the charges stated in Exhibit B to this Agreement. For the Service, Customer will pay Provider the charges stated in Exhibit B. Charges shall be calculated based on one (1) second intervals of the Call by the applicable rate. No charges will be payable for the conveyance of any Call which is not answered.


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

9.2 Unless otherwise stated all rates and charges shall be exclusive value added tax (VAT) or any other applicable tax.

10.      TERMS OF PAYMENT

10.1 The charges shall be payable from the date Customer has received the `Ready for Service Notification' mentioned in SECTION 2.2.

10.2 No charges shall be payable under this Agreement by Customer to Provider unless such charges are specifically referred to in this Agreement.

10.3 Provider shall provide to Customer invoices of all charges due, calculated in accordance with the provisions of EXHIBIT B AND EXHIBIT C, within 15 days after the end of each month. The invoices are due and payable in Euro.

10.4 Customer will pay the charges due under this Agreement within 30 days of the date of the invoice. If Customer does not fulfil its payment obligation within this period, Provider shall will send a reminder stating a new payment period. If Customer does not make payment within this new period, Provider is entitled, at its sole discretion, automatically, as of right and without the need for a jurisdiction of any kind to confirm it, to: (i) charge the overdue amounts with interest at a rate equal to the latest EURIBOR rate increased by four
         (4) points; (ii) suspend the service until satisfactory payment of all overdue payments (including their interest) is issued; or (iii) terminate this Agreement. Recourse to either or all of the aforementioned remedies shall in no case prevent Provider from having recourse to another of said remedies and/or raise any action which it may have in this respect.

10.5 For the purpose of this Agreement, Provider grants Customer a credit limit, for the use of the Outcoming Services, at an amount of thirty thousand euros ((euro) 30.000) (the "CREDIT LIMIT"). In the event that, during an invoicing period Customer reaches the Credit Limit, Provider shall be entitled, at its sole discretion, automatically and as of right, to suspend provision of the Services and send an invoice to Customer for the total amount of use of the Services. Provider shall then solely restore provision of the Services upon payment by Customer of the entirety of said invoice which shall be subject to the provisions of SECTION 10.4 above. In addition, it is expressly agreed between the Parties that the Credit Limit is in no event limited to a single invoicing period and that consequently, its calculation shall run until receipt of the amounts due under the latest invoice issued by Provider.

10.6 If Customer disagrees on the amount of an invoice, it will inform Provider in writing within thirty (30) days of the date of the invoice. Such contestation shall clearly underline and justify Customer's contestation of the invoice.

10.7 In the event that Customer contests all or part of an invoice in accordance with the provisions of SECTION 10.7 above, it shall in any case issue payment of the uncontested amounts of the concerned invoice by the due date such as provided for in SECTION 10.4. above.


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

10.8 Notwithstanding anything in the above provisions, the Parties hereby expressly acknowledge and agree that the CDRs issued by the Service Provider's System will be used as the basis of the invoicing of Customer and for the calculation of the charges. Consequently the Parties agree that, such CDRs shall be the sole element taken into account for invoicing and Customer hereby expressly waives any right to contest said CDRs unless it can duly evidence a fraud or a manifest error of the Service Provider's system.

11.      INTELLECTUAL PROPERTY RIGHTS

11.1 All intellectual property rights regarding the Services, including but not limited to the software and documentation that is used therefore, developed and/or owned by a Party shall be and shall remain the sole property of that Party. Neither the delivery of any services nor this Agreement implies any transfer of intellectual property rights.

11.2 Parties will only obtain a non-exclusive and non-transferable right for the use of the Services for the agreed objectives. Parties commit themselves to adhere rigidly to any conditions, laid down in the Agreement or imposed in any other way.

12.      LIMITATION OF LIABILITY

12.1 It is hereby expressly specified that, in the provision of the Services, the Parties are solely bound to provide their best efforts. In this respect, each Party undertakes to provide all reasonable care and efforts in the provision of the Services.

12.2 Neither Party shall be held responsible for the delays or inexecution or of its contractual obligations resulting from events which can reasonably considered as out of its control such as the following events : governmental decision, meteorological perturbations, strikes and labour conflicts other than those opposing the concerned Party to its employees, lack or suspension of the provision of electricity, thunder or fire, decision of a national or international administrative authority or of any competent authority, war, public troubles, acts or omissions of other telecommunications operators or events outwith the scope of the reasonable control of the concerned Party's providers.

12.3 For the contractual obligation to make timely payment of the invoices such as mentioned above, neither Party shall be held liable, for any reason whatsoever, of the following damages :

         a) Loss of revenues, activities, contracts, clientele, savings, profits or data - the terms "loss of savings" shall mean any expense which one of the Parties intends to avoid or to undertake at a lower cost thanks to the use of the Services ; or


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         b)       Any indirect damage likely to intervene in the course of
                  execution of the Agreement.

12.4 In additon, each of the Parties is solely and exclusively responsible of the provision of its own Services to its clients and resolves with them the disputes which could arise in the occasion of the provision of the Services.

12.5 In the event that one of the Parties shall be held liable in connection with the execution of its obligations under the Agreement, it is hereby expressly specified that its liability shall not exceed fifty thousand euros ((euro) 50.000) for any one direct damages or to one hundred thousand euros ((euro) 100.000) for any series of direct damages resulting from the same facts within a twelve (12) months period.

12.6 The provisions of this Section limitatively include all conditions applicable to the liability of each of the Parties in the frame of the execution of the Agreement.

13.      TERM, TERMINATION AND SUSPENTION

13.1 The Agreement is concluded for an initial term of twelve (12) months (the "INITIAL TERM"), as of the date of signature of the Agreement, and shall be tacitly renewed for an indeterminate period of time (the "RENEWAL TERM") at the expiry of the Initial Term.

13.2 Either Party shall be entitled to terminate the contract either one (1) month prior to the expiry of the Initial Term or during the Renewal Term with a one (1) month prior notice sent to the other Party in accordance with the forms hereinafter defined.

13.3 In the event of a failure to meet any of its essential obligations resulting from the Agreement and including -but not limited to - the obligation to make payment of the invoices such as defined in SECTION 10 above, the non-defaulting Party shall send the defaulting Party a notice of default specifying the nature of the default with regard to the Agreement.

13.4 If the defaulting Party has not remedied to its default within five (5) days of sending of the default notice, the non-defaulting Party shall then be entitled, by sending to the defaulting Party a termination notice, to unilaterally, automatically and without the need to have recourse to any court or tribunal, declare the termination of the Agreement. Such termination shall therefore be immediate and shall take effect at the date of sending of the termination notice.

13.5 In addition, notwithstanding the above and as far as that is allowed by the applicable legal provisions, either Party shall be entitled to unilaterally, automatically and without the need to have recourse to any court or tribunal, declare the termination of the Agreement if the other Party files for or is filed for (i) a conciliation or rescheduling procedure for its debts towards its creditors, (ii) an assistance procedure for companies facing difficulties, and (iii) a bankruptcy or winding-up procedure or any similar procedure.


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13.6     The fact, for the non-defaulting Party not to exercise its right to terminate the Agreement in the event of occurrence of one of the unilateral termination cases mentioned above, shall in no event be construed as a waiver of the right to eventually have recourse to this right later on.

13.7 The exercise of its termination right by either Party in the cases mentioned in the Agreement shall in no case affect or hinder their rights to raise any and all claims, actions or procedures available to them nor their eventual rights to damages before the competent jurisdictions.

13.8 Provider may suspend or block access to a Service without notice for any of the following reasons: (a) to comply with any law, regulation, court order, competent authority, or other governmental request or order requiring immediate action; (b) to prevent interference with, damage to, or degradation of Provider's network, equipment, system ;
         (c) the Service is used in a manner that violates any applicable law, regulation, or the obligations resulting from the Agreement, or otherwise exposes Provider to legal liability, whether this use is by Customer or any other entity or person using the Service and whether or not this use is authorized or consented to by Customer; or Customer does not pay an amount when due.

14.      ASSIGNMENT

14.1 Parties may not assign, or otherwise transfer, this Agreement, or any rights or obligations hereunder without the other Party's written consent (which consent shall not be unreasonably withheld or delayed), always provided that each Party may, on written notice, assign, transfer or otherwise dispose of any or all rights hereunder to an affiliate of such Party. For this purpose affiliate shall mean "any company that, directly or indirectly, (a) is owned or controlled by Party (b) owns or controls Party, or (c) is owned or controlled by a company controlling Party at the time in question. For this purpose, ownership (directly or indirectly) of at least fifty percent (50%) of the shares or voting rights of the company shall be deemed to constitute ownership or control thereof."

15.      NOTICES

15.1 All notices concerning the Agreement and the execution thereof will be send in writing, including but not limited to e-mail messages to:

                  PROVIDER
                  Commercial Contact: Micha Benoliel
                  Address: 91, rue du Faubourg Saint Honore
                  Place: 75008 PARIS
                  Phone: +33 1 70 08 04 70
                  Fax: +33 1 700 888 44
                  Email: mb@digitrad.com
                  Billing Contact: Patricia Franceze
                  Email: pf@digitrad.com
                  Fault Reporting (Technical) Contact: Arnaud Covez
                  Phone: + 33 6 64 22 93 72
                  Email:ac@digitrad.com


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

                  CUSTOMER
                  Commercial Contact:
                  Address
                  Place
                  Phone/fax/e-mail
                  Billing Contact:
                  Phone:
                  Email:
                  Fault Reporting (Technical) Contact:
                  Phone:
                  Email:

15.2 Parties will inform each other immediately in case of change of address or change of contact.

16.      DISPUTES

16.1 If a Party wishes to invoke the dispute procedure specified in this article, it shall send written notice of the dispute to the other Party. The notice shall contain all relevant details including the nature and the extent of the dispute. The receiving Party shall acknowledge the receipt of such notice of the dispute within two (2) Working Days.

16.2 Following this notice, Parties shall consult in good faith to try to resolve the dispute. If agreement has not been reached within fourteen
         (14) Working Days, either Party may refer the dispute to the CFO and shall forthwith send a copy of the referral to the other Party. Should the Parties fail to reach an agreement through this conciliation procedure, they shall then refer the matter in accordance with the provisions of SECTION 17 hereunder.

16.3 This procedure is without prejudice to any other rights and remedies that may be available in respect of any breach of any provision of the Agreement.

17.      GOVERNING LAW

17.1     The Agreement shall be governed by the laws of France.

17.2 Any dispute arising in connection with this Agreement which cannot be resolved by diligent negotiations in good faith shall be finally settled in arbitration in accordance with the Rules of Arbitration of the Nice (France - 06) Chamber of Commerce or equivalent. The place of arbitration shall be Grasse (France - 06) Trade Tribunal and the French language shall be used in the proceedings.


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18.      MISCELLANEOUS

18.1 EXHIBIT A, B, C AND D are part of this Agreement. If the contents of any Exhibit contradict one or more of the provisions of this Agreement, the provisions of this Agreement shall prevail.

18.2 The Agreement constitutes the true and entire agreement between Parties with respect to the subject matter hereof and shall set aside all prior arrangements.

18.3 The invalidity or unenforceability of any provision of the Agreement shall not affect the validity or enforceability of the remaining provisions of this Agreement. In the event that any provision of the Agreement shall be determined to be invalid, unlawful or unenforceable to any extent, Parties will mutually agree upon a new provision that will approximate the contents and scope of the original provision.

18.4 No amendments of this Agreement shall be valid unless it is in writing and signed by or on behalf of each of the Parties.

18.5 The Failure of either Party to enforce any of its rights under the Agreement shall not be considered a waiver of that Party's right to enforce said provision or any other provision included herein.


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

Thus declared and signed in twofold in Los Angeles, On _________________ 2006.

On behalf of Provider:                      On behalf of Customer:
-------------------                                 -------------------

Name:                                                        Name:
Function:                                                    Function:



EXHIBITS:
Exhibit A Service Description
Exhibit B Tariffs
Exhibit C Invoicing
Exhibit D End Customer Licence Agreement


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                          EXHIBIT A SERVICE DESCRIPTION
                          -----------------------------

1. DESCRIPTION SERVICES

Provider provides Voice over Internet which means that it provides software which transmits voice communication by means of the Internet. Installing this software allows End Customers to communicate with any other End Customer by means of their computers and the Internet access that they arrange for themselves.

2. DESCRIPTION INCOMING SERVICES

The Service consists of the collection and conveyance of calls directed to telephone numbers allocated to Customer up to the VOIP-PSTN gateway. For this purpose, telephone numbers are allocated by Provider to Customer upon express written request of the latter. On request, Provider shall use its best endeavors to allocate the resources, including but not limited to telephone numbers, within thirty days after receipt of Customer's request.

3. DESCRIPTION OUTCOMING SERVICES

The Service consists of the receiving of a Call on the VOIP-PSTN Gateway as well as the conveyance of the Call from the VOIP-PSTN gateway to numbers implemented on Provider's infrastructure, or implemented on the infrastructure of third parties with whom Provider has entered into an interconnection agreement, for completion of the Call by Provider.

4. SOFTPHONE LICENCE

Provider is willing to supply to Customer for the purpose of combining with other software products, hardware products, or services that Customer will include in his Customer's VoIP service and Customer`s Website on the terms and conditions set forth herein.

Subject to the terms and conditions of this Agreement, Customer shall:
         A. Incorporate Softphone into Customer Website and/or Customer's VoIP service(s);
         B. Market, sell and deliver Customer Website and/or Customer's VoIP service(s);
         C. Present the End Customer License Agreement to all prospective End Customers;

Provider hereby grants to Customer a nonexclusive and nontransferable right and license during the term of this Agreement to integrate the Softphone with and incorporate the Sophtphone into Customer's Website and Customer's VoIP service(s), to copy the Sophtphone, or the Master Media, for use as part of Customer's VoIP services, and to distribute such copies of the Softphone as part of the Customer's Website and Customer's VoIP services. Customer shall have no right to modify or prepare derivative works of Softphone or to possess or use the source code form of the Softphone.

Any distribution of the Softphone shall be pursuant to the terms and conditions of the End Customer License Agreement. The End Customer License Agreement included with all Customer's Website and all copies of Customer's VoIP Service(s) shall be substantially identical in terms and form to that set forth in Exhibit D. Customer may, from time to time, change the terms of the End Customer License Agreement set forth in Exhibit D, however, if the proposed changes to the End Customer License Agreement substantially affect the rights of Provider, then such proposed changes will be subject to the review and prior written approval of Provider, which approval will not be unreasonably withheld.

5. TRAFFIC FORECASTING

Customer shall issue monthly non-binding traffic forecasts enabling Provider to size its network in consideration of the coming traffic. Said forecasts shall consist in traffic previsions per destination for the three forthcoming months as of the date of the forecast.

Customer shall be entitled to review its forecasts monthly. Any modification to the forecasts shall however be taken into account by Provider as of the second invoicing period following the invoicing period during which the adjustment was made by Customer.

                                EXHIBIT B TARIFS
                                ----------------

1. VOIP SERVICE
---------------

For use of the Services, the Parties agree that Customer shall:

- pay Provider intial fee fixed at 96.000 USD (Ninety six thousands US dollars). Initial fee to be paid in three installments:
         -        On signature of contract (70% of the amount)
         -        On delivery a Softphone Beta vsersion (15% of the amount)
         - On delivery a `Ready for Service Notification' (15% of the amount)

- for the first year, the Provider will include in the initial fee 5.000 licenses of the Softphone for the End Customer who would have paid for any of the Customer's services. For any additionnal license the customer will pay to Provider annual royalties of 2.50 USD (Two point fifty US dollars) per additionnal copy of the softphone downloaded by End Customer who have paid for any of the Customer's services.

- for the first year, the Provider will include in the initial fee 3 Customized tabs (one per white label client). For any additionnal tab the customer will pay to Provider annual 35.000 USD (Thirty Five thousands US dollars).

- for the subsequent years, pay to Provider the non-refundable annual royalties of 2.50 USD (Two point fifty US dollars) per copy of Softphone downloaded by End Customers who have paid for any of the Customer's services. Billing will be made quarterly on the basis of the numbers of active licenses. We consider an active license a user who has paid for any of the Customer's services.

- for the subsequent year, pay to Provider an annual fee for the 3 Customized tabs (one per white label client) of 35.000 USD (Thirty thousand US dollars). For any additionnal tab the customer will pay to Provider annual 30.000 USD (Thirty Five thousands US dollars.

2. REVENUE SHARING.
-------------------

In consideration of management by Provider of Services, Customer agrees to pay Provider a certain percentage of Customer`s gross revenue resulting from each of the Customer's services as follows:

a) Outcomming Service (for PSTN termination provided by Customer or by Provider): Customer shall purchase wholesale termination to Provider and decide freely of its Outcomming Service pricing.

b) Teltel value added services : Subject to Subsection (d) below, Provider reserves the rights to market TelTel value added services (VAS) to End Customers. In this event, Provider shall be entitled to receive 85% for TelTel's VAS and Customer shall be entitled to receive 15% of the revenues generated for TelTel's VAS. Provider and Customer will gain approval from each other before offering any Teltel VAS to insure that there are no conflicts or other issues that would prevent the offering of those services. Both parties agree to pursue all reasonable efforts to accommodate the requesting party's desire to offer VAS.

c) Customer Tab Services: Subject to Subsection (d) below, Customer shall pay Provider 40% of its revenue resulting from advertisements and e-commerce transactions offered through Customer's Tab monthly. Provider shall pay Customer 25% of its revenue resulting from advertisements and e-commerce transactions offered through the Teltel Tab monthly.

d) Revenue sharing percentages described in Subsections (c) above shall be adjusted as follows for all services billed on a per minute basis:
         i. Services offered by Provider: Provider shall receive 40% of the revenue and Customer shall receive 60% of the revenue
         ii. Services offered by Customer : Customer shall receive 85% of the revenue and Provider shall receive 15% (Fifteen Percent) of the revenue

f) Provider and Customer will negotiate in good faith on mutually acceptable revenue sharing percentages for all other Provider services and Customer services to be offered to End Customers.

3. VOIP TRAFFIC COLLECTION SERVICE
----------------------------------

- pay Provider amount of the utilization costs for the telephone numbers fixed at 1.50 USD excl. taxes per number allocated and per month.

4. VOIP TRAFFIC TERMINATION SERVICE
-----------------------------------

The utilization costs of the Service are invoiced on one second increments as of the first second. The rates in the hereunder table exclude taxes.

-------------------------------------------------------------------------------
Country/Region/Type                                      WHOLESALE RATE
                                                           US DOLLARS
-------------------------------------------------------------------------------
Afghanistan                                                             0,6189
Afghanistan - Mobile                                                    0,6933
Albania                                                                 0,4731
Algeria                                                                 0,4344
Algeria - Mobile                                                        0,4344
Algeria-Algiers                                                         0,4344
Andorra                                                                 0,1018
Andorra - Mobile                                                        0,4911
Angola                                                                  0,4780
Angola - Mobile                                                         0,4780
Anguilla                                                                0,4600
Antigua Barbuda                                                         0,2997
Argentina                                                               0,3009
Argentina - Mobile                                                      0,4161
Argentina-Buenos Aires                                                  0,2692
Argentina-Cordoba                                                       0,0900
Armenia                                                                 0,1932
Armenia - Mobile                                                        0,4206
Aruba                                                                   1,4344
Ascension                                                               1,1781
Australia                                                               0,0174
Australia - Mobile                                                      0,2572
Australia-Canberra                                                      0,0174
Australia-Shared Cost                                                   0,0174
Australia-Sydney                                                        0,0174
Austria                                                                 0,0234
Austria - Mobile                                                        0,3024
Austria - Mobile - Telering                                             0,3552
Azerbaijan                                                              0,3562
Bahamas                                                                 0,1410
Bahrain                                                                 0,3454
Bangladesh                                                              0,1020
Bangladesh - Mobile                                                     0,1020
Barbados                                                                0,4617

Belarus                                                                 0,5001
Belarus - Mobile                                                        0,5001
Belgium                                                                 0,0222
Belgium - Mobile                                                        0,3040
Belgium - Mobile (Proximus)                                             0,2940
Belize                                                                  0,5193
Benin                                                                   0,2302
Bermuda                                                                 0,4620
Bhutan                                                                  0,4461
Bolivia                                                                 0,2487
Bolivia - Mobile                                                        0,2487
Bolivia-La Paz                                                          0,2487
Bosnia and Herzegovina                                                  0,3240
Bosnia and Herzegovina - Mobile                                         0,4911
Botswana                                                                0,4977
Brazil                                                                  0,0704
Brazil - Mobile                                                         0,1836
Brazil-Rio de Janeiro                                                   0,0704
Brazil-Sao Paulo                                                        0,0599
Brunei Darussalam                                                       0,1128
Brunei Darussalam - Mobile                                              0,2910
Bulgaria                                                                0,1449
Bulgaria - Mobile                                                       0,4989
Bulgaria-Sofia                                                          0,0780
Burkina Faso                                                            0,4042
Burundi                                                                 0,3045
Cambodia                                                                0,3256
Cambodia - Mobile                                                       0,3496
Cameroon                                                                0,4186
Cameroon - Mobile                                                       0,4186
Canada                                                                  0,0150
Cape Verde                                                              0,7150
Cayman Islands                                                          0,3670
Central Africa                                                          0,2772
Chad                                                                    0,7366
Chile                                                                   0,0594
Chile - Mobile                                                          0,3226
Chile-Santiago                                                          0,0594
China                                                                   0,0174
China - Mobile                                                          0,0174
China-Beijing                                                           0,0174
China-Guangzhou                                                         0,0174

China-Shanghai                                                          0,0174
China-Shenzhen                                                          0,0174
Colombia                                                                0,1518
Colombia - Mobile                                                       0,1648
Colombia-Armenia                                                        0,1518
Colombia-Barranquilla                                                   0,1380
Colombia-Bogota                                                         0,0900
Colombia-Cali                                                           0,0933
Colombia-Medellin                                                       0,1300
Colombia-Pereira                                                        0,1432
Comoros and Mayotte                                                     2,0991
Congo                                                                   0,2001
Congo Dem Rep                                                           0,6600
Congo Dem Rep - Mobile                                                  0,6600
Cook Islands                                                            2,6400
Costa Rica                                                              1,3300
Costa Rica - Mobile                                                     0,1584
Croatia                                                                 0,1192
Croatia - Mobile                                                        0,3724
Cuba                                                                    1,5000
Cyprus                                                                  0,2151
Cyprus - Mobile                                                         0,2151
Czech Republic                                                          0,0606
Czech Republic - Mobile                                                 0,3390
Czech Republic-Prague                                                   0,0592
Denmark                                                                 0,0204
Denmark - Mobile                                                        0,2988
Diego Garcia                                                           13,0440
Djibouti                                                                1,2303
Dominica                                                                0,4366
Dominican Republic                                                      0,1540
Dominican Republic - Mobile                                             0,2904
East Timor                                                              3,3996
Ecuador                                                                 0,2613
Ecuador - Mobile                                                        0,3258
Ecuador-Cuenca                                                          0,2613
Ecuador-Guayaquil                                                       0,2802
Ecuador-Quito                                                           0,2800
Egypt                                                                   0,3018
Egypt - Mobile                                                          0,2476
Egypt-Cairo                                                             0,3018
El Salvador                                                             0,2052

El Salvador - Mobile                                                    0,2259
Equatorial Guinea                                                       0,4644
Eritrea                                                                 0,5505
Estonia                                                                 0,9180
Estonia - Mobile                                                        0,9180
Ethiopia                                                                0,8841
Ethiopia - Mobile                                                       0,8841
Falkland Islands                                                        1,1440
Faroe Islands                                                           0,3105
Fiji                                                                    0,4758
Finland                                                                 0,0759
Finland - Mobile                                                        0,3210
Finland-Helsinki                                                        0,0759
France                                                                  0,0156
France - Mobile                                                         0,2147
France-Paris                                                            0,0156
French Guiana                                                           0,7803
French Guiana - Mobile                                                  0,7803
French Polynesia                                                        0,4119
Gabon                                                                   0,3792
Gambia                                                                  0,4323
Gambia - Mobile                                                         0,4323
Georgia                                                                 0,1701
Georgia - Mobile                                                        0,3195
Germany                                                                 0,0162
Germany - Mobile (Others)                                               0,3347
Germany - Mobile Tmobil                                                 0,3347
Germany - Mobile Vodafone                                               0,3347
Ghana                                                                   0,1986
Ghana - Mobile                                                          0,2646
Ghana-Accra                                                             0,1986
Gibraltar                                                               0,0922
Gibraltar - Mobile                                                      0,6372
Greece                                                                  0,0628
Greece - Mobile                                                         0,3693
Greece-Athens                                                           0,0588
Greenland                                                               1,2477
Greenland - Mobile                                                      1,2780
Grenada                                                                 0,4041
Grenada - Mobile                                                        0,4041
Guadeloupe                                                              0,7491
Guadeloupe - Mobile                                                     0,7491
Guam                                                                    0,0940
Guatemala                                                               0,2433
Guatemala - Mobile                                                      0,2433

Guinea                                                                  0,5712
Guinea-Bissau                                                           1,8454
Guyana                                                                  0,6400
Haiti                                                                   0,5518
Haiti - Mobile                                                          0,5518
Honduras                                                                0,5280
Honduras - Mobile                                                       0,5280
Hong Kong                                                               0,0179
Hong Kong - Mobile                                                      0,0179
Hungary                                                                 0,0753
Hungary - Mobile                                                        0,4236
Hungary-Budapest                                                        0,0753
Iceland                                                                 0,0813
Iceland - Mobile                                                        0,5001
India                                                                   0,2100
India - Mobile                                                          0,2100
India-Ahmedabad                                                         0,2100
India-Bangalore                                                         0,2100
India-Hyderabad                                                         0,2100
India-Madras                                                            0,2100
India-New Delhi                                                         0,2100
Indonesia                                                               0,1139
Indonesia - Mobile                                                      0,1832
Indonesia-Jakarta                                                       0,1139
Iran                                                                    0,3000
Iran - Mobile                                                           0,3201
Iran-Tehran                                                             0,3000
Iraq                                                                    0,6070
Ireland                                                                 0,0174
Ireland - Mobile                                                        0,2556
Ireland-Dublin                                                          0,0372
Israel                                                                  0,0509
Israel - Jerusalem                                                      0,0606
Israel - Mobile                                                         0,1679
Israel - Mobile - Palestine Region                                      0,1079
Israel - Palestine Region                                               0,1079
Italy                                                                   0,0174
Italy - Mobile                                                          0,3314
Jamaica                                                                 0,3622

Jamaica - Mobile                                                        0,3622
Japan                                                                   0,0323
Japan                                                                   0,0323
Japan - Mobile                                                          0,1962
Jordan                                                                  0,3076
Jordan - Mobile                                                         0,3628
Kazakhstan                                                              0,2584
Kazakhstan - Mobile                                                     0,3400
Kenya                                                                   0,3780
Kenya - Mobile                                                          0,5628
Kenya-Mombasa                                                           0,3780
Kenya-Nairobi                                                           0,3780
Korea Dem People's Rep                                                  3,0000
Korea Republic of                                                       0,0333
Korea Republic of - Mobile                                              0,0916
Korea Republic of-Seoul                                                 0,0333
Kuwait                                                                  0,1917
Kuwait - Mobile                                                         0,1932
Kyrgyzstan                                                              0,4018
Kyrgyzstan - Mobile                                                     0,4018
Laos PDR                                                                0,2740
Latvia                                                                  0,2439
Latvia - Mobile                                                         0,3964
Lebanon                                                                 0,2182
Lebanon - Mobile                                                        0,3910
Lesotho                                                                 0,5092
Liberia                                                                 0,4236
Libya                                                                   0,3693
Liechtenstein                                                           1,7124
Liechtenstein - Mobile                                                  0,7278
Lithuania                                                               0,1822
Luxembourg                                                              0,0263
Luxembourg - Mobile                                                     0,2999
Macao                                                                   0,0538
Macao - Mobile                                                          0,0538
Macedonia                                                               0,2577
Macedonia - Mobile                                                      0,5313
Madagascar                                                              0,5628
Madagascar - Mobile                                                     0,5628
Malawi                                                                  0,1860
Malaysia                                                                0,0270
Malaysia - Mobile                                                       0,0988

Malaysia-Kuala Lumpur                                                   0,0467
Maldives                                                                0,6600
Mali                                                                    0,4881
Mali-Bamako                                                             0,4881
Malta                                                                   0,4107
Malta - Mobile                                                          0,5148
Marshall Islands                                                        0,6183
Martinique                                                              0,6600
Martinique - Mobile                                                     0,6600
Mauritania                                                              0,5682
Mauritius                                                               0,5001
Mexico                                                                  0,1199
Mexico-Guadalajara                                                      0,3520
Mexico-Mexico City                                                      0,1199
Mexico-Monterrey                                                        0,1199
Mexico - Mobile                                                         0,1199
Micronesia                                                              0,7150
Moldova                                                                 0,3922
Moldova - Mobile                                                        0,3922
Monaco                                                                  0,1062
Monaco - Mobile                                                         0,1360
Monaco - Mobile-EX, KFOR                                                0,4461
Mongolia                                                                0,1270
Montserrat                                                              0,3927
Morocco                                                                 0,5220
Morocco - Mobile                                                        0,5392
Morocco-Casablanca                                                      0,3807
Morocco-Rabat                                                           0,3807
Mozambique                                                              0,4401
Mozambique - Mobile                                                     0,4401
Myanmar                                                                 0,8001
Namibia                                                                 0,3975
Nauru                                                                   1,6845
Nepal                                                                   0,4038
Nepal-Kathmandu                                                         0,4038
Nepal - Mobile                                                          0,4038
Netherlands                                                             0,0174
Netherlands - Mobile                                                    0,3347
Netherlands Antilles                                                    0,3816
New Caledonia                                                           0,6171
New Zealand                                                             0,0195
New Zealand - Mobile                                                    0,2925

Nicaragua                                                               0,5410
Nicaragua - Mobile                                                      0,5410
Niger                                                                   0,3381
Nigeria                                                                 0,5866
Nigeria - Mobile - Others                                               0,2970
Nigeria-Lagos                                                           0,4145
Norway                                                                  0,0198
Norway - Mobile                                                         0,2496
Oman                                                                    0,4401
Pakistan                                                                0,2992
Pakistan - Mobile                                                       0,3040
Pakistan-Islamabad                                                      0,2981
Pakistan-Karachi                                                        0,2885
Pakistan-Lahore                                                         0,2774
Palau                                                                   0,7467
Palestinian Authority                                                   0,3306
Panama                                                                  0,1767
Panama - Mobile                                                         0,2802
Paraguay                                                                0,2223
Paraguay - Mobile                                                       0,3454
Paraguay-Asuncion                                                       0,2223
Peru                                                                    0,1323
Peru - Mobile                                                           0,4900
Peru-Lima                                                               0,0616
Philippines                                                             0,1902
Philippines - Mobile                                                    0,2279
Philippines-Cebu                                                        0,2289
Philippines-Manila                                                      0,1902
Poland                                                                  0,0639
Poland - Mobile                                                         0,4180
Poland-Gdansk                                                           0,1320
Poland-Warsaw                                                           0,0597
Portugal                                                                0,0274
Portugal - Mobile                                                       0,2997
Puerto Rico                                                             0,0670
Qatar                                                                   0,4941
Qatar - Mobile                                                          0,5518
Reunion                                                                 0,3000
Reunion - Mobile                                                        0,5736
Romania                                                                 0,2062
Romania - Mobile                                                        0,4647
Romania-Bucharest                                                       0,2091

Russia                                                                  0,1143
Russia - Mobile                                                         0,0846
Russia-Moscow                                                           0,0844
Russia-St Petersburg                                                    0,0454
Rwanda                                                                  0,6400
Samoa American                                                          0,2860
San Marino                                                              0,0819
Saudi Arabia                                                            0,3366
Saudi Arabia - Mobile                                                   0,3239
Saudi Arabia-Jeddah                                                     0,3366
Saudi Arabia-Makkah                                                     0,3366
Saudi Arabia-Riyadh                                                     0,2693
Senegal                                                                 0,4026
Senegal - Mobile                                                        0,4026
Serbia                                                                  0,9042
Serbia - Mobile                                                         0,9042
Seychelles                                                              0,3562
Sierra Leone                                                            0,6160
Singapore                                                               0,0138
Singapore - Mobile                                                      0,0155
Slovakia                                                                0,4032
Slovakia - Mobile                                                       0,4032
Slovenia                                                                0,4800
Slovenia - Mobile                                                       0,4800
Somalia                                                                 0,9759
South Africa                                                            0,0990
South Africa - Mobile                                                   0,3028
South Africa-Cape Town                                                  0,0990
South Africa-Johannesburg                                               0,0990
South Korea-Fixed                                                       0,0335
South Korea-Mobile                                                      0,2423
Spain                                                                   0,0174
Spain - Mobile                                                          0,2963
Spain - Mobile (Amena)                                                  0,3705
Spain-Barcelona                                                         0,0380
Spain-Madrid                                                            0,0376
Sri Lanka                                                               0,2171
Sri Lanka - Mobile                                                      0,2922
St Kitts and Nevis                                                      0,3519
St Pierre and Miquelon                                                  0,5691
St Vincent Grenadines                                                   0,4464
Sudan                                                                   0,3867

Suriname                                                                0,5140
Suriname - Mobile                                                       0,5140
Swaziland                                                               0,4714
Sweden                                                                  0,0162
Sweden - Mobile                                                         0,2922
Sweden - Mobile (Telia)                                                 0,2922
Sweden-Stockhom                                                         0,0162
Switzerland                                                             0,0455
Switzerland - Mobile                                                    0,4120
Syria                                                                   0,6522
Syria - Mobile                                                          0,6522
Taiwan                                                                  0,0299
Taiwan - Mobile                                                         0,1344
Taiwan-Taipei                                                           0,0299
Tajikistan                                                              0,6840
Tanzania                                                                0,4389
Tanzania - Mobile                                                       0,4389
Tanzania-Dar es Salaam                                                  0,4389
Thailand                                                                0,0671
Thailand - Mobile                                                       0,0671
Thailand-Bangkok                                                        0,0635
Togo                                                                    0,5400
Tonga                                                                   1,0140
Tunisia                                                                 0,5152
Tunisia-Tunis                                                           0,4335
Turkey                                                                  0,2661
Turkey - Mobile - Others                                                0,3466
Turkey - Mobile - Telsim                                                0,3466
Turkey - Mobile - Turkcell                                              0,3466
Turkey-Ankara                                                           0,0747
Turkey-Antalya                                                          0,2661
Turkey-Istanbul                                                         0,1582
Turkey-Izmir                                                            0,2472
Uganda                                                                  0,2127
Uganda - Mobile                                                         0,2127
Ukraine                                                                 0,2008
Ukraine - Mobile                                                        0,3088
Ukraine-Kiev                                                            0,1888
Ukraine-Lviv                                                            0,1888
United Arab Emirates                                                    0,3269
United Arab Emirates - Mobile                                           0,3302
United Arab Emirates-Dubai                                              0,3269

United Kingdom                                                          0,0150
United Kingdom - Mobile - Hutchison3G                                   0,2381
United Kingdom - Mobile - O2                                            0,2381
United Kingdom - Mobile - Orange                                        0,2381
United Kingdom - Mobile - Others                                        0,2381
United Kingdom - Mobile - Tmobile                                       0,2381
United Kingdom - Mobile - Vodafone                                      0,2381
United Kingdom-London                                                   0,0150
United Kingdom-Shared Cost-0845                                         0,5100
United Kingdom-Shared Cost-0870                                         0,5100
Uruguay                                                                 0,3606
Uruguay - Mobile                                                        1,1628
USA                                                                     0,0153
USA-Alaska                                                              0,0508
USA-Hawaii                                                              0,0443
Uzbekistan                                                              0,1944
Vanuatu                                                                 3,0000
Venezuela                                                               0,1716
Venezuela - Mobile                                                      0,5170
Venezuela-Caracas                                                       0,1716
Vietnam                                                                 0,3465
Vietnam - Mobile                                                        0,3413
Virgin Islands British                                                  0,2280
Virgin Islands United States                                            0,1101
Wallis and Futuna                                                       3,4977
Yemen                                                                   0,4977
Zambia                                                                  0,3192
Zimbabwe                                                                0,5106
Zimbabwe - Mobile                                                       0,5106
-------------------------------------------------------------------------------

Provider shall be entitled to modify its rates at any time during the term of this Agreement with a thirty (30) day prior notice. Use of the Service after the date of effect of the modification of rates shall be deemed as express acceptation of the increase. In the event of an increase of the rates, Customer shall be entitled to refuse such and shall be entitled to terminate the Agreement provided that it sends a registered letter with acknowledgement of receipt notifying such decision and received at least three (3) working days prior to the date of effect. Such termination shall take effect as of the date of effect of the new rates.


5. HARDWARE INFRASTRUCTURE
--------------------------

Provider will provide Customer with a hardware infrastructure with a capacity of
10.000 users.

Hardware infrastructure includes the following servers:
     - 2 Power Access / Tunnel Server
     - 1 B2B UA Server (PSTN Termination)
     - 1 Web Server / Payment Server
     - 1 Radius Server
     - 1 Call Forwarding Server

                               EXHIBIT C INVOICING
                               -------------------

This exhibit covers the invoicing for fees payable for the Services.

Customer shall be responsible for the billing of the End Customers, based on its own billing information.

For the implementation of billing solutions, the contact persons listed in
SECTION 15 of the Agreement will be responsible. These contact persons shall handle the billing process and daily operations between the Parties.

INVOICING

     GENERAL
     Provider shall carry out the collection and processing of billing data for fees, generate invoices for fees and ship such invoices to Customer as set out in this Section.

     ISSUING AN INVOICE
     Provider shall prepare a monthly invoice for fees or intermediary invoices in accordance with the provisions of SECTION 10 of the Agreement. In the case of a delay in the delivery of an invoice, Provider shall inform Customer in advance of such a delay and express the foreseen duration of the delay.

     INVOICE CONTENT AND FORMAT

     The invoice shall contain the following information:

         o        Originator of the invoice

         o        Receiver of the invoice

         o        Invoice date

         o        Invoice number

         o        Bill period

         o        Customer number

         o        Provider contact person

SHIPMENT OF INVOICE

     Invoices for fees shall be produced and shipped by Provider to Customer as printed-paper. Additionally an electronic form shall be produced and provided to the relevant Customer contact point.

     In the event there are any discrepancies between the paper and the electronic version, the paper version takes precedence.

FIRST PAYMENT IN ADVANCE
------------------------

At least three (3) working days prior the beginning of the first invoicing period, Customer shall pay Provider with a payment in advance. The amount of such payment shall be equal to the amount due in accordance with the terms of the forecast provided by Customer to Provider in accordance with the provisions of point 3 of Exhibit A to this Agreement.

                    EXHIBIT D END CUSTOMER LICENCE AGREEMENT
                    ----------------------------------------

MINIMUM END USER TERMS AND CONDITIONS

The following terms and conditions must be included in any Customer agreement with End Customer to the Service and be made part of all purchase orders, in substantially the form set forth below. Any material deviations must be specifically approved in writing by Provider. Capitalized terms not defined herein shall have the meaning set forth in the Agreement. No End Customer can receive the Service unless it has expressly agreed to these terms and conditions and acknowledged its Agreement to these terms and conditions.

1. End Customer acknowledges and understands that the service is not a traditional telephone service and that Customer, Softphone and/or other related products are not a replacement for End Customer primary telephone service. Important distinctions exist between the traditional telephone service and the service provided by Customer.

2. By entering into this Agreement End Customer acknowledges and agrees that the service is not a replacement for End Customer ordinary telephone and cannot be used for emergency calling. None of Customer's products carry or support, or intend to carry or support emergency calls.

3. If Customer allocate number to End Customer as soon as reasonably possible after the receipt of End Customer request thereto. End Customer acknowledges and understands that the allocation of the number does not constitute any transfer of any property or other rights with regard to the number.

4. Customer is entitled, without any liability to End Customer, to refuse, change or terminate any number at any time. In particular, without limiting the generality of the foregoing, Customer reserves the right to immediately withdraw the number should End Customer not comply with the terms of this Agreement, the instructions given by Customer and/or Provider or the requirements of the relevant national number plan.

6. Customer grants a non-exclusive and non-transferable right to use the Softphone. End Customer will use Softphone only according to the purpose the Softphone is created for (the "contractual use"). This license does not include the right to grant any sub-licenses.

7. The right to use the Softphone is granted subject to a contractual use of the Softphone by End Customer, according to this license agreement; End Customer shall lose any right of use in case of infringing this contract. End Customer is obliged to return all copies and to delete all installations of the Softphone without undue delay in case of a substantial breach on request of Customer.


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8. The Softphone is restricted for a contractual use. Except to the extend explicitly permitted by mandatory laws (e.g. national laws based on the European Software Directive (91/250) and the Database Directive (96/9)), End Customer may not extract or reutilize substantial parts of the Softphone nor reproduce, copy, modify, adapt, translate, disassemble, de-compile, reverse engineer any portion of the Softphone. It is furthermore strictly forbidden to remove, alter, modify or manipulate in other ways any logos, brands, trademarks, trade names as well as any copyright remarks which are part of the Softphone.

9. End Customer is not entitled to transfer or lease the Softphone in other ways to third parties, nor to grant any sub-licenses. It is furthermore not allowed to grant third parties any right of use based on a rental or a leasing model.

10. This Softphone is provided without any warranty and without any assurance of quality. Customer explicitly does not warrant that the Softphone is free of defects and/or suitable for the use End Customer plans for the Softphone.

11. This license agreement constitutes no claim on bug-fixes, upgrades or updates of the Softphone and its documentation.

12. Customer shall be not liable for any direct or indirect damages, consequential damages and any other kind of damage, arising from the use of the Softphone that may concern the End Customer, its partners, customers or any other third party, whom access to the Softphone or its use was granted. End Customer takes explicitly over such risk of operating the Softphone.


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